UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2023

ROKU, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38211	26-2087865
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1155 Coleman Ave San Jose, California	95110
(Address of Principal Executive Offices)	(Zip Code)

(408) 556-9040

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Exchange on Which Registered:
Class A Common Stock, $0.0001 par value	“ROKU”	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 8, 2023, Roku, Inc. (the “Company”) announced the appointment of Dan Jedda, 51, as the Company’s Chief Financial Officer, effective May 1, 2023 (the “Effective Date”). The Company’s current Chief Financial Officer, Steve Louden, will cease his service as Chief Financial Officer upon the Effective Date and will provide advisory services to the Company as an executive advisor until August 2023. A copy of the press release announcing this appointment is furnished as Exhibit 99.1 to this Current Report.

Mr. Jedda has served as the Chief Financial Officer of Stitch Fix, Inc. since December 2020 and will step down from that role in April 2023. From June 2005 to December 2020, Mr. Jedda held various positions at Amazon.com, including serving as Vice President and Chief Financial Officer for Digital Video (including Amazon Studios), Digital Music, and the Advertising and Corporate Development organizations. Previously, Mr. Jedda also served as a Controller for Toshiba America and spent several years at Honeywell and ADC Telecommunications in various business finance roles, including treasury and internal audit. Mr. Jedda holds a B.A. in Accounting and Finance from the University of St. Thomas and an M.B.A. from the University of Minnesota, Carlson School of Management.

Pursuant to an Offer Letter dated February 11, 2023, Mr. Jedda will receive (i) an annual base salary of $2,100,000, (ii) an equity award with a value of $15,600,000 vesting over four years, which will be granted pursuant to the terms of the Company’s 2017 Equity Incentive Plan, and (iii) a one-time payment of $50,000 subject to certain conditions. Upon the Effective Date, Mr. Jedda will be a participant in the Company’s Amended and Restated Severance Benefit Plan, which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on September 14, 2022 (File No. 001-38211) and will be eligible to participate in the Company’s other employee benefits as may be offered from time to time. Mr. Jedda will also enter into the Company’s standard form of indemnification agreement, which is attached as Exhibit 10.9 to the Company’s Amendment No. 1 to the Registration Statement on Form S-1 filed with the SEC on September 18, 2017 (File No. 333-220318).

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description

99.1	Press Release dated March 8, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roku, Inc.
Dated: March 8, 2023

	By:	/s/ Stephen H. Kay
Stephen H. Kay
Senior Vice President, General Counsel and Secretary